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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                        13-4994650
(State of incorporation                              (I.R.S. employer
if not a national bank)                             identification No.)

            1111 POLARIS PARKWAY
              COLUMBUS, OHIO                              43271
(Address of principal executive offices)                (Zip Code)

                              Robert M. Macallister
               Senior Vice President and Associate General Counsel
                    JPMorgan Chase Bank, National Association
                             1 Chase Manhattan Plaza
                             New York, NY 10005-1401
                               Tel: (212) 552-1716
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                      GMACM HOME EQUITY LOAN TRUST 2006-HE4
               (Exact name of obligor as specified in its charter)

Delaware                                                Pending
 (State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification No.)

c/o Wilmington Trust Company, as Owner Trustee
Rodney Square
1100 North Market Street
Wilmington, DE                                           19890
(Address of principal executive offices)               (Zip Code)


              GMACM HOME EQUITY LOAN-BACKED NOTES, SERIES 2006-HE4
                       (Title of the indenture securities)


                                           GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

     Comptroller of the Currency, Washington, D.C.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor and Guarantors.

     If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank,  N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee  required by Section  321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                          SIGNATURE

           Pursuant to the  requirements  of the Trust Indenture Act of 1939 the
Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 12th day of September, 2006.

                                     JPMORGAN CHASE BANK, N.A.

                                     By: /s/JPMORGAN CHASE BANK, N.A.

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2006, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                  ASSETS                                         in Millions


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ................................................$  37,066
    Interest-bearing balances
.................................................... .....................14,740
Securities:
Held to maturity securities..................................................67
Available for sale securities............................................66,616
Federal funds sold and securities purchased under
    agreements to resell:
    Federal funds sold in domestic offices...............................18,725
    Securities purchased under agreements to resell.....................237,104
Loans and lease financing receivables:
    Loans and leases held for sale.......................................35,958
    Loans and leases, net of unearned income ........$365,437
    Less: Allowance for loan and lease losses ..........4,964
    Loans and leases, net of unearned income and
    allowance ..........................................................360,473
Trading Assets .........................................................279,208
Premises and fixed assets (including capitalized leases)..................8,083
Other real estate owned ....................................................352
Investments in unconsolidated subsidiaries and
    associated companies..................................................1,886
Intangible assets:
        Goodwill.........................................................23,781
        Other Intangible assets..........................................12,270
Other assets ............................................................48,351
TOTAL ASSETS ........................................................$1,144,680
                                                                     ==========

                                           LIABILITIES
Deposits
    In domestic offices ...............................................$434,752
    Noninterest-bearing........................... ....$139,460
    Interest-bearing .............................. ....295,292
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's..............................................193,840
        Noninterest-bearing...........................$   7,517
    Interest-bearing................................ ...186,323

Federal funds purchased and securities sold under agree- ments to repurchase:
    Federal funds purchased in domestic offices .........................12,310
    Securities sold under agreements to repurchase .....................150,835
Trading liabilities ....................................................129,826
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases)............................64,158
Subordinated notes and debentures .......................................19,637
Other liabilities .......................................................47,250
TOTAL LIABILITIES ....................................................1,052,608
Minority Interest in consolidated subsidiaries ...........................2,710

                                         EQUITY CAPITAL

Perpetual preferred stock and related surplus.................................0
Common stock .............................................................1,785
Surplus  (exclude all surplus related to preferred stock)................59,486
Retained earnings........................................................29,194
Accumulated other comprehensive income.................................. (1,103)
Other equity capital components...............................................0
TOTAL EQUITY CAPITAL ....................................................89,362
                                                                      1,144,680
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL             ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                             WILLIAM B. HARRISON , JR.)
                             JAMES DIMON              )  DIRECTORS
                             MICHAEL J. CAVANAGH      )